NET CHANGE IN NON-CASH WORKING CAPITAL (Details) - CAD ($)	Mar. 31, 2023	Mar. 31, 2022
NET CHANGE IN NON-CASH WORKING CAPITAL
Accounts receivable	$ 478,285	$ (449,420)
Other current assets	1,491,692	(553,104)
Due from associate	47,054
Other non-current assets	(14,647)	34,960
Accounts payable and accrued liabilities	1,153,460	342,444
Deferred revenue	140,400	238,569
Net change in non-cash working capital	$ 3,296,244	$ (386,551)